                                                                  EXHIBIT 10.42


                                SUPPLY AGREEMENT

                                     BETWEEN

                           AGILENT TECHNOLOGIES, INC.

                                       AND

                           ROSETTA INPHARMATICS, INC.


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Exhibit A   -   Array Products; Part Numbers; Pricing Schedule
Exhibit B   -   Array Lead Times in Calendar Days
Exhibit C   -   Array Product Geometric Specifications for [***]
Exhibit D   -   % Forecast/Order Flexibility & Baseline Forecast
Exhibit E   -   Agilent's Bioscience Products QA/QC Strategy
Exhibit F   -   Agilent BSP Quality Plan - Rosetta Inpharmatics
Exhibit G   -   [***]
Exhibit H   -   [***]


                                       ii


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                                SUPPLY AGREEMENT

     THIS SUPPLY AGREEMENT is entered into between AGILENT TECHNOLOGIES, INC., a Delaware corporation ("AGILENT"), and ROSETTA INPHARMATICS, INC., a Delaware corporation ("ROSETTA"), effective as of May 25, 2000 (the "EFFECTIVE DATE").

WHEREAS, Rosetta and Agilent have entered into that certain Gene Expression Collaboration Agreement dated as of October 1, 1999 (the "COLLABORATION AGREEMENT"); and

WHEREAS, Rosetta wishes to purchase from Agilent, and Agilent wishes to supply to Rosetta, Arrays (as hereinafter defined) pursuant to the terms and conditions contained herein.

NOW, THEREFORE, the parties hereto agree as follows:

1.        SCOPE OF AGREEMENT

1.1       TERM OF AGREEMENT.  This Agreement will commence as of the Effective
Date.

1.2 SUPPLY. Subject to Section 12, this Agreement shall have an initial term of three (3) years, and shall be extended automatically for successive additional one-year terms unless either party provides written notice of its intent not to renew, no less than ninety (90) days prior to the expiration of the initial term or any extension term.

2.        DEFINITIONS

The following capitalized terms will have these meanings throughout this Agreement.

2.1 "AFFILIATE" of a party to this Agreement means any present or future Entity that Controls, is Controlled by, or is under the Control of the same Entity or Entities as the party, but only for so long as such Control continues.

2.2 "AGILENT OGT LICENSE" means the License Agreement dated December 6, 1999 between Agilent and Oxford Gene Technology [***]

2.3       "ARRAY" means an array of nucleic acids attached to a solid support.

2.4 "ARRAY PRODUCTS" means the Arrays listed and described in EXHIBIT A to this Agreement.


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2.5       "CONTROL (S)(LED)" of an Entity means, the possession, directly or indirectly, of more than fifty percent (50%) of the issued share capital or other issued stock or securities of, or the voting power in, the Entity.

2.6 "COST OF GOODS" means manufacturing production cost as provided in Agilent's Accounting and Financial Manual, a copy of which has been provided to Rosetta pursuant to the Collaboration Agreement.

2.7 "DELIVERY DATE" means the date specified in an Order as the "Delivery Date," which date shall in no event occur prior to lapse of the applicable Lead Time related to the type of Arrays subject to such Order.

2.8 "DOCUMENTATION" means, as the context may require, any documentation that Agilent makes available with the Array Products and any documentation that Rosetta makes available with the [***]. To the extent any such documentation is proprietary or confidential it must be marked as such prior to delivery.

2.9 "ENTITY" means any natural or legal person, partnership, joint venture, association or governmental authority.

2.10 "FORECAST" means the written monthly estimate of Rosetta's Array Product needs for the [***] period following delivery of such Forecast pursuant to Section 3.3 hereof.

2.11 "KANBAN PART" means any Agilent part number identified on EXHIBIT B (as may be amended at any time and from time to time during the term hereof) with (i) a specific geometry and (ii) a specific oligonucleotide set design as specified in an oligo set design file delivered to Agilent by Rosetta.

2.12 "LEAD TIME" means the period of time as specified on EXHIBIT B between receipt by Agilent of an Order for a particular type of Array and shipment to Rosetta of such Array.

2.13 "MARKS" means the trademarks, service marks, trademark and service mark applications, trade dress, trade names, logos, insignia, symbols, designs or other marks identifying a party or its products.

2.14 "ORDER" means a written or electronic notification issued to Agilent by Rosetta for delivery of Array Products containing (i) part numbers and oligo set identification numbers, (ii) the identified oligo set design file (unless already in Agilent's possession), (iii) volume of each item, (iv) the Delivery Date and (v) price per Array Product.

2.15 "PRODUCTS" means one or more Array Products as the context requires.

2.16 "ROSETTA OGT LICENSE" means the License Agreement between Rosetta and Oxford Gene Technology dated March 16, 2000 providing Rosetta certain rights under the patents described therein.


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2.17      "SPECIFICATIONS" means the technical and functional requirements for the Array Products as specified or referenced in EXHIBIT A, EXHIBIT C and EXHIBIT F, as each thereof may be amended at any time and from time to time. Specifications may also include other technical and/or functional requirements of any such Array Products as the parties may agree in writing constitute "Specifications."

2.18 "SUBSIDIARY" of a party means an Entity directly or indirectly Controlled by a party.

2.19 "TECHNICAL INFORMATION" means Agilent's manufacturing information and technology reasonably required to allow Rosetta to use the Array Products, including supplier names, and component and/or reagent names and catalog numbers.

3.        ORDER AND DELIVERY OF AGILENT ARRAY PRODUCTS

3.1 ORDERS. Each delivery of Array Products shall be initiated by an Order. To the extent of any inconsistency between the terms of an Order and the terms of this Agreement, the terms specified in this Agreement will control and take precedence, and to the extent of any inconsistency between the terms of an Order or the terms of this Agreement and the Collaboration Agreement, the terms specified in the Collaboration Agreement will control and take precedence.

3.2 ORDER ACKNOWLEDGMENT. An Order will be deemed to have been placed and shall be automatically binding upon and enforceable against Agilent as of the date of receipt of the Order by Agilent, but only to the extent that the Order is within the scheduled percentage flexibility of the Forecast related to that particular month as determined in accordance with EXHIBIT D and as modified by the provisions of Section 3.3(b), if applicable. Agilent shall reply to the Order within three (3) days of receipt thereof, providing an acknowledgement confirming (i) part numbers and oligo set identification numbers, (ii) the oligo set design file, (iii) volume of each item, (iv) Delivery Dates and (v) prices per Array Product and total invoice amount for the Order. For Orders exceeding Forecasts by more than the scheduled percentage for any particular month, Agilent will have five days in which to confirm the Order with respect to the excess. If an Order exceeds the Forecast for any particular month by more than the scheduled percentage set forth on EXHIBIT D, Agilent shall fabricate and deliver on or prior to the Delivery Date that portion of the Order that does not exceed the Forecast by more than such scheduled percentage, and as an accommodation to Rosetta, use reasonable commercial efforts to fabricate and deliver on or prior to the Delivery Date and thereafter the remainder of such Order. An Order may not be amended except by a written amendment executed according to Section 15.10 below. Agilent will notify Rosetta within three (3) days if it determines that it will not be able to meet any of the terms of a Order, including, but not limited to, Delivery Dates. In addition, Agilent will notify Rosetta promptly of any supply constraints (e.g., materials, vendor contracts, facilities, capacity, or failure of the [***] of which it becomes aware or significant commercial relationships with third-party purchasers of Array Products that in any case may affect its ability to fabricate and deliver the Array Products in

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accordance with the terms of any Order. Subject to Section 3.3(b), no such notification by Agilent or acknowledgement of such notification by Rosetta shall relieve Agilent of any liability for a breach of this Agreement or an Order.

3.3       PURCHASE AND DELIVERY COMMITMENTS.

          (a) Rosetta shall, not later than the 10th day of each month, deliver to Agilent a [***] rolling Forecast of its projected Orders for each month during such period. Subject to Section 3.4, the quantities and product mix listed in any Forecast shall be binding purchase obligations of Rosetta and, provided the quantities contained in such Forecast are within the range of Rosetta's scheduled flexibility determined in accordance with Table 1 and Table 2 (or Table 2A if a Financing Event (as defined in Section 3.3(d)) shall have occurred) of EXHIBIT D for such month determined by reference to the most recently delivered Forecast, Agilent shall be obligated to fabricate and deliver such quantities and product mix. The foregoing obligations of Rosetta and Agilent are subject to the baseline forecast amounts made pursuant hereto and set forth on EXHIBIT D (as may be adjusted in the case of a Financing Event).

          (b) During the period beginning [***] (the [***] PRODUCTION PERIOD"), the baseline capacity forecast of Table 2A of EXHIBIT D (as may be adjusted pursuant to Section 3.3(d)) from which Rosetta's scheduled flexibility is determined shall be adjusted to the extent the actual number of [***] and to the extent that the average [***] For any time during the [***] Production Period where the number of [***] the baseline forecast amount shall be adjusted by multiplying the baseline number applicable (as may be adjusted pursuant to Section 3.3(d)) in the case of a Financing Event) to that time period as provided in EXHIBIT D by a fraction, the numerator of which is the total number of [***] and the denominator of which is the total number of [***] For any time during the [***] Production Period where the "average" percent uptime of the [***] the baseline from which Rosetta's scheduled flexibility is determined shall be adjusted by multiplying the baseline number (as may be adjusted pursuant to Section 3.3(d)) otherwise applicable to that time period [***] by a fraction the numerator of which is the actual percent uptime during the affected time period and the denominator of which is [***] Agilent shall promptly notify Rosetta of any periods where the baseline capacity forecast is affected by a shortfall in [***] or in scheduled uptime and provide Rosetta reasonable access to its production records to verify such circumstances. During [***], if the actual number of [***] or the average [***] uptime provided in the [***] the parties agree to discuss in good faith necessary adjustments, if any, to the baseline capacity forecast of Table 2 of EXHIBIT D.

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          (c) The quantities of Array Products set forth in Table 2 of
EXHIBIT D for [***] constitute Rosetta's initial Forecast to be provided hereunder, and Rosetta hereby agrees to purchase, and Agilent hereby agrees to deliver, the quantities of Array Products indicated in Table 2 for each month for the period beginning [***], PROVIDED, HOWEVER, in the case of a Financing Event, the quantities of Array Products set forth in Table 2A of Exhibit D for [***] shall constitute Rosetta's Forecast from and after such Financing Event, and Rosetta hereby agrees to purchase, and Agilent hereby agrees to deliver, subject to Section 3.3(d) the quantities of Array Products indicated in Table 2A beginning the first full calendar month commencing [***]
 days after consummation of the Financing Event to and including [***]. Rosetta hereby agrees to place the initial Order with respect to the [***] quantities of Array Products set forth in Table 2 of EXHIBIT D not later than [***].

          (d) If between [***], Rosetta successfully closes (i) an underwritten initial public offering ("IPO") of its common stock pursuant to a registration statement under the Securities Act of 1933, as amended, (ii) the private issuance and sale of equity securities of the Company in a single transaction or a series of related transactions (a "Private Placement") or
(iii) any combination of an IPO and Private Placement (either or both, a "Financing Event") in any case yielding gross proceeds to Rosetta of (A) at least [***] then the parties' obligations with respect to the purchase and delivery of Array products shall be [***] indicated in Table 2A, (B) less than [***], then the parties' obligations with respect to the purchase and delivery of Array products shall be [***] indicated in Table 2A, (C) less than [***] then the parties' obligations with respect to the purchase and delivery of Array Products shall be [***] indicated in Table 2A, (D) less than [***] then the parties' obligations with respect to the purchase and delivery of Array Products shall be [***] indicated in Table 2A, and (E) less than [***] then the parties' obligations with respect to the purchase and delivery of Array Products shall be [***] indicated in Table 2A. In the event that Rosetta does not prior to [***] close any Financing Event or gross proceeds from any Financing Event or less than [***], neither Rosetta nor Agilent [***].

3.4 ORDER CHANGES; CANCELLATIONS. Rosetta may postpone, decrease, increase or cancel any Order with scheduled Delivery Dates subsequent to [***], by written notice to Agilent to the extent such changes or cancellations are not within the Lead Times specified in EXHIBIT B. In the event that Rosetta shall change specific part numbers and/or volumes outside the Lead Time related to any Array Product, Agilent shall accommodate such change, and in the event Rosetta shall change specific part numbers and/or volumes within the Lead Time related to any Array Product, Agilent shall exercise its reasonable commercial efforts to accommodate such change, PROVIDED, HOWEVER, in the event of any such change in either case Rosetta shall be obligated to pay not less than the dollar commitment set forth in the Order which Rosetta desires to change. In addition, in the event any change to the specific part numbers and/or volumes related to an Order results in under utilization of Agilent's capacity previously allocated to Rosetta, Agilent


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will promptly notify Rosetta thereof and thereafter will accept for fabrication and delivery additional Orders by Rosetta in amounts to fill such under utilized capacity.

          In the event of a failure to accept delivery of conforming Array Products constituting at least [***] of any Forecast (as modified by the scheduled flexibility set forth on EXHIBIT D and Section 3.3(d), Rosetta shall pay a cancellation fee equal to the [***] for the Array Products subject to such cancellation or for which Rosetta did not accept delivery. The cancellation fees provided in this Section 3.4 are intended as liquidated damages which are intended to fully compensate Agilent for costs incurred related to the event giving rise to such damages, including [***] for items partially manufactured, and losses suffered by Agilent due to interruptions to manufacturing schedules and dedication of resources, including opportunity costs and lost sales. The parties agree that such losses are difficult to quantify but nevertheless real and that the cancellation fees are a fair approximation of actual losses and are not a forfeiture or penalty. No cancellation fees shall be due and payable in the event Rosetta shall determine to cancel an Order pursuant to Section 5.2 hereof. Agilent may request a commitment beyond standard Lead Times in order to smooth production volumes.

3.5       FAILURE TO SUPPLY GUARANTEED AMOUNTS. Subject to Section 3.3(b),
Section 3.3(d), Section 11 and Exhibit D hereof, if Agilent fails to deliver
(i) at least [***] of the Array Products related to any particular Order placed between the Effective Date and [***] and (ii) at least [***] of the Array Products related to any particular Order placed between [***], in each case within [***] after the Delivery Date set forth in the Order related to such Array Products, Agilent shall use reasonable commercial efforts to deliver the delayed portion of such Order as soon as practicable and shall sell such portion of such Order in accordance with the next following paragraph.

          In the event such failure occurs:

          (i) prior to [***], Agilent shall sell such Array Products at (A) [***] of the original unit price specified therefor if such Array Products are delivered within [***] after the Delivery Date therefor, (B) [***] of the original unit price specified therefor if such Array Products are delivered between [***] after the Delivery Date therefor and (C) [***] of the original unit price specified therefor if such Array Products are delivered later than [***] after the Delivery Date therefor;

          (ii) after [***], Agilent shall sell such Array Products at (A) [***] of the original unit price specified therefor if such Array Products are delivered within [***] after the Delivery Date therefor, (B) [***] of the original unit price specified therefor if such Array Products are delivered between [***] after the Delivery Date therefor and (C) [***] of the original unit price specified therefor if such Array Products are delivered later than [***] after the Delivery Date therefor; or

          (iii) after [***], Agilent shall sell such Array Products at (A) [***] of the original unit price specified therefor if such Array Products are delivered within [***] after the Delivery Date therefor and (B) [***] of the original unit price specified therefor if


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                  such Array Products are delivered later than [***] after
                  the Delivery Date therefor.

3.6 KANBAN PARTS. Agilent agrees to maintain during the term hereof the Kanban Parts identified on Exhibit B hereto, as amended from time to time, at the levels (calculated by reference to days of supply) set forth therein. In the event that for whatever reason EXHIBIT B is amended to remove any Array Product from the list of Kanban Parts, [***].

3.7 SHIPMENT REQUIREMENTS. Whenever reasonably possible, Orders shall be shipped complete. In the event an Order cannot be shipped complete, Agilent will ship the available Array Products unless directed by Rosetta to reschedule shipment. By directing Agilent to reschedule shipping to a later date, Rosetta waives any rights it has to a reduced price under Paragraph 3.5 provided Agilent ships the delayed portion of such order on or before the rescheduled shipping date.

3.8 PACKING LIST. Each delivery of Array Products to Rosetta will be accompanied by a packing list that contains at least:

          (a) The Order number and (where available) the Agilent part number and the [***]

          (b) Information indicating the date of manufacture for each Array Product;

          (c) The quantity of Array Products; and

          (d)  The date of shipment.

3.9 PACKAGING. Agilent shall preserve, package, handle, and pack all Array Products so as to protect them from loss or damage in conformance with good commercial practice, the Specifications, government regulations, and other applicable standards.

3.10 RESPONSIBILITY FOR DAMAGE. Agilent will be liable for any loss or damage due to its failure to properly preserve, package, handle, or pack the products.

3.11      PERFORMANCE REVIEW.

          (a) Metrics. In order to facilitate management and performance of the purchase and delivery of Array Products hereunder, Agilent and Rosetta will monitor and review the performance metrics indicated below monthly and jointly develop process improvements as necessary.


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
----------------------------------------------------------------------------------------------------------------
METRICS                      DATA SOURCE            FREQUENCY        CALCULATION TYPE                TARGET
----------------------------------------------------------------------------------------------------------------
On-time delivery             Rosetta purchasing     Weekly           Percent of units received on    [***]
                             system                                  scheduled date
----------------------------------------------------------------------------------------------------------------
Quality conformance          In-house Tracking      Monthly          Measure:  % Conforming units,   [***]
                             System                                  % Conforming shipments
----------------------------------------------------------------------------------------------------------------
Forecast accuracy            In-house Tracking      Monthly          Percent of forecast ordered     [***]
                             System
----------------------------------------------------------------------------------------------------------------

          (b)   Calculation.

          On-time delivery: Orders received on or up to two days prior to Delivery Date.

          Quality conformance: Percent of units received without non-conformances. Percent of shipments received with accurate packing list, invoice, and quantity.

          Forecast accuracy: Percent of Forecast for a month where orders were placed for delivery in the month, based on the forecast provided three months prior.

          (c)   Review.

          Performance to target should be reviewed on a regular basis, with a consistent set of representatives and following a standard agenda. The information below provides a basis for these meetings.

          Agenda

          -  Review of action items from last meeting
          -  Metric performance and corrective actions necessary
          -  Future plans - Rosetta
          -  Potential constraints - Agilent
          -  Any revisions required - Both parties
          -  Date, location and time for next performance review meeting

          Attendees and Frequency

          Reviews for the first [***] of the term will be held monthly, at alternating sites, on the first Tuesday of the first full week of the month. The attendee list will be as follows:

                  AGILENT                                            ROSETTA


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          MANUFACTURING OPERATIONS MANAGER                      VP, OPERATIONS
          PRODUCTION MANAGER(S)                                 LOGISTICS MANAGER
          MATERIALS MANAGER                                     PLANNER/BUYER
          QUALITY MANAGER                                       SUPPLIER QUALITY ENGINEER


          After the initial [***] the review will either be re-established at monthly intervals or in the case of superior performance, the interval for review meetings will be quarterly.

4.        PRICES AND PAYMENT TERMS

4.1 PRICES. The prices to be paid for purchase of the Array Products during the term of this Agreement are stated in EXHIBIT A ("AGILENT ARRAY PRICING SCHEDULE") and will be referenced in each Order, and Order acknowledgement provided in accordance with Section 3.2 hereof. Prices shall be as set forth in EXHIBIT A during the initial term of this Agreement, except for price increases made in accordance with the provisions of Section
9.2. In addition to price increases imposed in accordance with Section 9.2, prices may increase in any renewal term, PROVIDED, HOWEVER, such increases not attributable to additional royalties shall not exceed [***]. In no event will the prices set forth on the Agilent Array Pricing Schedule at any time during the term (or any renewal term) hereof be [***] Agilent will invoice Rosetta, in duplicate, accompanied (if applicable) by a bill of lading or airway bill, for all Array Products purchased hereunder promptly upon delivery of such Array Products pursuant to Section 5 below.

4.2 [***]. The prices paid for Array Products purchased hereunder will at all times during the term be [***].

4.3 PAYMENT. The prices stated in the Agilent Array Pricing Schedule and referenced in each Order do not include sales, use, excise or any other similar taxes imposed by international, federal, state or local governments or shipping charges but are inclusive of handling and all other charges unless otherwise specifically provided in the Agilent Array Pricing Schedule or Order. Taxes and shipping charges will be itemized separately in each invoice. Unless otherwise provided in the Order, terms of payment will be net [***] from Rosetta's receipt of the Array Product or invoice, whichever occurs later, subject to Rosetta's acceptance of the Product and the resolution of any good faith disputes relating to the invoiced amount. No payment of an invoice will be deemed to constitute acceptance of the Array Product by Rosetta. If Rosetta disputes any invoice, Rosetta will, within [***] of receipt of such invoice, notify Agilent that it disputes the accuracy or appropriateness of such invoice and provide the basis for such dispute.

5.        DELIVERY; ACCEPTANCE

5.1       SHIPPING AND DELIVERY.

          (a) Agilent will arrange for transportation of the Array Products to the destination designated and in the manner described in the Order. Unless otherwise specified in the Order, all freight expenses for delivery of the Array Products will be prepaid by Agilent and added to Agilent's invoice to Rosetta for payment by Rosetta.


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          (b) Unless otherwise specified in the Order, the F.O.B. point will be
Rosetta's location as designated in the Order. Agilent will bear all risk of loss or damages to any Array Product, and title to the Array Products will not transfer to Rosetta until delivery of the Array Product to Rosetta's designated location.

5.2 CERTIFICATES OF ANALYSIS/COMPLIANCE. Agilent will furnish to Rosetta with each shipment of the Array Product, certificates of analysis or compliance, as required by the Specifications, the Agilent Bioscience Products QA/QC Strategy and the Agilent BSP Quality Plan-Rosetta Inpharmatics in each case as set forth on EXHIBIT E and EXHIBIT F, respectively, certifying that such Array Product meets the Specifications or similar document if required by law or requested by Rosetta and all other documentation required by the Specifications and such Exhibits.

6.        QUALITY CONTROL; LEGAL; REGULATORY REQUIREMENTS

6.1       QUALITY TESTING AND INSPECTION.

          (a) Agilent will cooperate with Rosetta in developing, and thereafter Agilent will use, the Agilent BSP Quality Plan-Rosetta Inpharmatics defined in EXHIBIT F of this Agreement for determining the quality of, and consistency of manufacturing processes related to, Array Products shipped pursuant to this Agreement as provided in the Specifications. No Array Products will be released that do not meet the Specifications. Rosetta may, at its discretion, inspect and test the Array Products delivered under this Agreement, using Rosetta's standard testing procedures as well as any procedures set forth in the Specifications. If, as a result of such Rosetta test procedures, Rosetta determines that any Array Product fails to conform to the Specifications, Rosetta may reject such Product. Rosetta will give notice of its rejection of any Array Product within [***] of receipt of such Array Product, such notice providing specific and detailed data demonstrating the failure of the Array Product rejected to conform to the Specifications.

          (b) If, within [***] of delivery, any Array Product is found by Rosetta to be defective in material or workmanship, Rosetta will have the option to return the Array Product to Agilent for replacement or refund. Such replacements shall be at Agilent's expense.

6.2 COMPLIANCE WITH LAW AND REGULATIONS. Agilent will (i) comply with all international, national, state and local laws, ordinances, rules and regulations applicable to the conduct of its business, its performance of its obligations hereunder and the fabrication, sale and delivery of the Array Products and (ii) maintain during the term of this Agreement, a manufacturing facility, personnel, quality control and quality assurance programs and a documentation control and change system that comply with good manufacturing practices.


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

6.3 FACILITY INSPECTION. Rosetta will have reasonable access at reasonable times during normal business hours, subject to the parties' mutual agreement, to Agilent's facilities for the purpose of inspecting Agilent's testing and manufacturing processes to determine compliance with the Quality Testing and Quality Assurance Strategy, or to review any documents relating to the Array Products provided under this Agreement. Access for such purposes will not be unreasonably withheld.

6.4 RECORDS RETENTION. All records relating to the manufacture of Array Products and the fulfillment of each Order shall be retained by Agilent for a period of at least five (5) years from the date of fabrication. Prior to the destruction of any such records, written notice will be provided to Rosetta and Rosetta will have the right to request and retain them.

6.5 CHANGES TO FACILITY OR MATERIALS. Agilent will notify Rosetta in writing at least [***] prior to making any change in materials, fabrication process or manufacturing facility that may affect the form, fit or function of Array Products. Rosetta may require reasonable testing by Agilent to confirm that such changes do not cause any Array Product to fail to meet the Specifications.

6.6 PRODUCT RECALL. Agilent shall immediately notify Rosetta if any Array Product is the subject of a recall, market withdrawal or correction and the parties shall cooperate in the handling and disposition of any such recall, market withdrawal or correction.

7.        [***]

7.1 PURCHASE AND SUPPLY OF [***]. As soon as practicable after the Effective Date, Agilent shall purchase and Rosetta shall deliver [***], manufactured and built according to the [***]. Upon delivery by Rosetta of each such [***], Agilent shall pay to Rosetta [***].

7.2 USE AND OWNERSHIP OF [***]. The [***] will at all times after the purchase thereof be the property of Agilent, PROVIDED, HOWEVER, no [***] may be transferred to any third party without Rosetta's prior written consent. At the end of the useful life of each [***].

7.3 ROSETTA SUPPORT. Rosetta will provide [***] to approximately [***] Prior to the [***] Rosetta and Agilent each hereby agree to perform the obligations set forth on EXHIBIT H and, in the event either party needs assistance in connection therewith, the other party will exercise commercially reasonable efforts to assist such party in order to timely maintain the [***] Responsibility for any delay in the [***] will be borne by both parties, subject to Section 3.3(b), and each party will be responsible for and pay any and all costs, fees and expenses incurred by it in connection with the performance of its obligations set forth on

*MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

EXHIBIT H. After [***] Agilent shall be responsible for and pay all costs associated with [***], and Rosetta will use reasonable efforts to provide support to Agilent in [***] After [***] if support is provided by Rosetta on-site at Agilent's facilities, Agilent will reimburse Rosetta for reasonable expenses and personnel time spent in providing such support.

8.        WARRANTIES; INTELLECTUAL PROPERTY LICENSES

8.1       WARRANTIES.

          (a) Agilent hereby warrants that all Array Products purchased by Rosetta under this Agreement (i) will meet the Specifications, (ii) will for a period of 90 days from the date of delivery be free from defects in workmanship, materials and design, (iii) will be free from all liens and security interests,
(iv) have been developed, designed, labeled, packaged, manufactured, tested, stored, supplied and sold in accordance with the terms of this Agreement and (v) will have the benefit of the terms associated with the commercial warranty terms provided to other customers upon finalization of such terms after the Effective Date.

          (b) Rosetta hereby warrants that all [***] manufactured by Rosetta and delivered to Agilent under this Agreement (i) will meet the [***] Specifications, (ii) will for a period of 90 days from the date released to production be free from defects in workmanship, materials and design and
(iii) will be free from all liens and security interests.

8.2 DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, AGILENT AND ROSETTA MAKE NO OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, REGARDING THE ARRAY PRODUCTS [***] AS THE CASE MAY BE, OR REGARDING THEIR
MERCHANTABILITY OR THEIR FITNESS FOR ANY PARTICULAR PURPOSE.

8.3 DOCUMENTATION LICENSE. Agilent hereby grants Rosetta, and Rosetta hereby grants to Agilent, a non-exclusive, non-transferable, fully paid up license to use Documentation internally. Either party may reproduce such Documentation only for archival purposes and must mark all such reproductions (other than documents which Agilent acknowledges are public) with the other's proprietary rights notices and confidential notices in such form as shall be provided one to the other.

8.4 LIMITATIONS ON USE/SUPPLEMENTAL LICENSE. Rosetta hereby acknowledges that the license granted to Agilent under the Agilent OGT License does not permit Rosetta [***] In connection with such [***]Rosetta hereby represents to Agilent that the right to [***] is licensed to Rosetta pursuant to the Rosetta OGT License Agreement and, unless and until Rosetta notifies Agilent otherwise, the Arrays purchased and to be purchased hereunder are being ordered under Rosetta's "have made" rights pursuant to the Rosetta OGT License. [***]

*MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

[***] The Array Products provided Rosetta hereunder are not to be [***]

9.        INTELLECTUAL PROPERTY INFRINGEMENT CLAIMS OF THIRD PARTIES

9.1 INDEMNIFICATION. Agilent's indemnification obligations and Rosetta's notification obligations are as set out in Article 11 of the Collaboration Agreement, which Article is incorporated herein by reference.

9.2 REMEDIES FOR INFRINGING PRODUCTS. Without prejudice to Section 9.1 above, if the fabrication, sale, delivery or use of any of the Array Products provided or to be provided to Rosetta hereunder is enjoined (the "INFRINGING PRODUCT"), Agilent will, at its sole expense and option:

          (a) procure for Rosetta the right to continue using the Infringing Product;

          (b) replace the Infringing Product with a noninfringing product of equivalent function and performance; or

          (c) modify the Infringing Product to be noninfringing, without detracting from function or performance.

If in procuring the right to continue using the Infringing Product under
Section 9.2(a), Agilent is required to make additional royalty payments, such payments may be reflected in increased pricing of Array Products sold to Rosetta. Notwithstanding Agilent's right to increase pricing as set forth herein, if the total of such increases due to additional royalty payments shall [***], Rosetta will have the right to (i) accept the increase, (ii) renegotiate the price of the Infringing Product subject to the dispute resolution provisions of the Collaboration Agreement or (iii) should any dispute resolution fail to resolve the issue, terminate the Agreement if, [***]. In the event that Agilent is determined to owe royalties retrospectively, such retrospectively owed royalties will not be passed on to Rosetta.

9.3 LIMITATION ON REMEDIES. [***] the parties hereto acknowledge and agree that Rosetta shall have no further remedy against Agilent in respect of the sale and delivery to Rosetta of an Infringing Product if Agilent's reasonable commercial efforts, fail to provide any of the remedies provided in Section 9.2.

*MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

9.4 INDEMNITY CLAIMS ARISING FROM ROSETTA ACTIONS. Except as otherwise provided herein, Rosetta agrees to indemnify and hold Aglient harmless from and against any losses, liabilities, damages and expenses (including reasonable attorny's fees and costs) suffered or incurred, and claims made, in connection with third party claims, demands, actions or other proceedings for personal injuries or any product recall to the extent caused by or arising out of (a) Rosetta's provision of services using Array Products, (b) Rosetta's use of Array Products or (c) any other act or omission of Rosetta in connection with the use of supply or provision of services in connection with Array Products, except to the extent such losses, liabilities, damages and expenses (including reasonable attorney's fees and costs) resulted from negligence, recklessness or intentional misconduct of Agilent or its officers, agents or employees.

9.5 LIMITATION ON INDEMNITY. Agilent will be relieved of its indemnification obligations to Rosetta under this Article 9 to the extent that a thrid party claim results from Rosetta's breach of this Agreement and to the extent that a third party claim is made in connection with something other than an Array Product [***], including, without limitation and by way of example, claims arising from [***].

10.       COUNTRY OF MANUFACTURE AND DUTY DRAWBACK RIGHTS

10.1 COUNTRY OF ORIGIN CERTIFICATION. Upon Rosetta's request, Agilent will provide Rosetta with an appropriate certification stating the country of origin for any products provided to Rosetta hereunder, sufficient to satisfy the requirements of the customs authorities of the country of receipt and any applicable export licensing regulations.

10.2 COUNTRY OF ORIGIN MARKING. Agilent will mark each Array Product with the country of origin. Agilent will, in marking such products, comply with the requirements of the customs authorities of the country of receipt.

11.       FORCE MAJEURE

11.1 NO LIABILITY. Neither party will be liable for any failure to fulfill any term or condition of this Agreement, other than the payment of amounts owed hereunder, nor will such failure constitute a breach of or default under this Agreement, if fulfillment has been delayed, hindered or prevented by an event of force majeure, including any war, riot, strike, lock-out or other industrial dispute, acts of the elements, acts or compliance with any order of any government or agency thereof (including the enactment of any new laws, rules or regulations), sabotage or industrial accident.

11.2 NOTICE OF FORCE MAJEURE. Promptly following the date any event of force majeure occurs, the party so affected will advise the other party in writing of the date and nature of the event and the period of time such event is expected to continue. During the existence of such event, the duties and obligations of the parties under this Agreement will be suspended and the parties will

*MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

take all reasonable action to ensure resumption of normal performance under this Agreement as soon as possible.

11.3 TERMINATION RIGHT. If, as a result of any such force majeure event, a party is unable fully to perform its obligations hereunder for a period of ninety (90) days the other party will have the right to terminate this Agreement upon written notice, effective the date of such notice, and, in the case of a force majeure event preventing performance by Agilent, Rosetta may also exercise its rights under Section 3.6 hereof.

12.       TERMINATION

12.1      TERMINATION EVENTS. This Agreement may be terminated as follows:

          (a)  The parties may terminate at any time by mutual consent.

          (b) Either party may terminate this Agreement in the event of a material breach by the other party provided that the defaulting party fails to cure such breach within thirty (30) days after receipt of notice of such breach, or in the case of a breach that is not capable of cure within thirty
(30) days if the defaulting party fails to begin cure within thirty (30) days after receipt of notice of such breach or to continue to pursue such diligently thereafter.

          (c) Either party may terminate in the event of (i) the making by either party of any general assignment for the benefit of creditors, (ii) the filing by or against either party of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against such party, the same is dismissed within ninety (90) days, (iii) the appointment of a trustee or receiver to take possession of substantially all of either party's assets, where possession is not restored to such party within ninety (90) days or (iv) the attachment, execution or other judicial seizure of substantially all of either party's assets, where such seizure is not discharged within ninety (90) days.

          (d) Rosetta or its successor or assignee may terminate this Agreement in the event any successor to all or substantially all of the business and assets of Rosetta by merger, consolidation, reorganization or otherwise elects not to cross-license to Agilent the intellectual property rights described in Section 15.4(d).

12.2 EFFECT OF TERMINATION OR EXPIRATION. Neither party will be relieved of any obligations incurred under this Agreement prior to the date of such termination or expiration by the termination or expiration thereof, and the provision of Sections 3.5, 4.1, 4.3, 5, 6, 7.2, 8, 9, 10, 13, 14, 15.1, and 15.3
will survive any such termination or expiration.

13.       CONFIDENTIAL INFORMATION

13.1 CONFIDENTIAL INFORMATION. During the Term, a party (the "RECIPIENT") may receive or have access to certain information of the other party (the "DISCLOSER") that is marked as "Confidential Information," including, though not limited to, information or data concerning the

*MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

Discloser's products or product plans, business operations, strategies, customers and related business information. The Recipient will protect the confidentiality of Confidential Information with the same degree of care as the Recipient uses for its own similar information, but no less than a reasonable degree of care. Confidential Information may not be disclosed to any third party and may only be used by those employees of the Recipient who have a need to know such information for the purposes related to this Agreement.
 The parties acknowledge that all Technical Information and Forecasts are deemed Confidential Information to be protected for a term of fifteen years from the date of disclosure.

13.2 EXCLUSIONS. The foregoing confidentiality obligations will not apply to any information that is (a) already known by the Recipient prior to disclosure and not subject to any obligations of confidence (b) independently developed by the Recipient prior to or independent of the disclosure, (c) publicly available through no fault of the Recipient, (d) rightfully received from a third party with no duty of confidentiality, and (e) disclosed by the Recipient with the Discloser's prior written approval.

14.       LIMITATION OF LIABILITY

UNLESS OTHERWISE STATED IN THIS AGREEMENT, NEITHER PARTY WILL BE LIABLE FOR ANY SPECIAL OR CONSEQUENTIAL DAMAGES OF THE OTHER ARISING OUT OF ANY PERFORMANCE OR NONPERFORMANCE OF THIS AGREEMENT OR IN FURTHERANCE OF THE PROVISIONS OR OBJECTIVES OF THIS AGREEMENT, REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED ON TORT, WARRANTY, CONTRACT OR ANY OTHER LEGAL THEORY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. This limitation does not apply to the indemnification obligations of each party in respect of third-part claims set forth in Section 9 above.

15.       MISCELLANEOUS

15.1 NOTICES. All notices to be given under this Agreement must be in writing addressed to the receiving party's designated recipient at the address specified below. Notices are validly given upon the earlier of confirmed receipt by the receiving party or five days after dispatch by courier or certified mail, postage prepaid, properly addressed to the receiving party. Notices may also be delivered by telefax and will be validly given upon oral or written confirmation of receipt. Either party may change its address for purposes of notice by giving notice to the other party in accordance with these provisions.

          Rosetta:                   Rosetta Inpharmatics, Inc.
                                     12040 - 115th Ave. NE
                                     Kirkland, WA  98034
                                     Attn.:  President

              With a copy to:        Venture Law Group
                                     4750 Carillon Point

*MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

                                     Kirkland, WA 98033
                                     Attn: Mark J. Handfelt

            Agilent:                 Agilent Technologies, Inc.
                                     3500 Deer Creek Road
                                     Palo Alto, CA  94304
                                     Attn: General Manager,
                                     Bioscience Products

              With a copy to:        Agilent Technologies, Inc.
                                     Agilent Legal Department
                                     3000 Hanover Street
                                     Palo Alto, CA  94304
                                     Attn: General Counsel

15.2 EXHIBITS. Each EXHIBIT attached to this Agreement is deemed a part of this Agreement and incorporated herein wherever reference to it is made and may be amended from time to time only in accordance with Section 15.10.

15.3 INDEPENDENT CONTRACTORS. The relationship of the parties established under this Agreement is that of independent contractors and neither party is a partner, employee, agent or joint venturer of or with the other.

15.4      ASSIGNMENT OR CHANGE OF CONTROL.

          (a) Neither this Agreement nor any right, license, privilege or obligation provided herein may be assigned, transferred or shared by either party without the other party's prior written consent. Notwithstanding the foregoing, either party may assign this Agreement or any rights under this Agreement in part or in whole, to any affiliate of that party or any person or entity into which the assigning party has merged or which has otherwise succeeded to all or substantially all of the business and assets to which this Agreement pertains, by merger, consolidation, reorganization or otherwise, provided the acquiring party complies with the provisions of this
Section 15.4.

          (b) The assigning party must ensure that such person or entity has assumed in writing or by operation of law the assigning party's obligations under this Agreement.

          (c) Each party agrees to give the other party prior notice of any agreement to merge or transfer its business to a third party as of the date of such agreement and to make any such agreement subject to the conditions set forth in this Section.

          (d) To the extent any party seeking to assume the obligations and receive the benefits of Rosetta hereunder owns directly or beneficially any intellectual property rights which cover manufacture, sale or use of Array Products, as an additional condition precedent to any assignment such party shall provide Agilent a royalty-free fully paid up license to such technology.

*MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

          (e) This Agreement will be binding on the successors and permitted assigns of the parties and the name of the party appearing herein will be deemed to include the names of such party's successors or permitted assigns to the extent necessary to carry out the intent of this Agreement.

          (f) Notwithstanding the foregoing Sections 15.4(a)-(e), this Agreement may not be assigned by a party to a third party unless such party's rights and obligations under the Collaboration Agreement are also assigned to such third party.

15.5 NO WAIVER. The waiver of any term, condition, or provision of this Agreement must be in writing and signed by an authorized representative of the waiving party. Any such waiver will not be construed as a waiver of any other term, condition, or provision except as provided in writing, nor as a waiver of any subsequent breach of the same term, condition, or provision nor shall the exercise by either party of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy.

15.6 REFERENCE TO DAYS. All references in this Agreement to "days" will, unless otherwise specified herein, mean calendar days.

15.7 HEADINGS. The Section headings used in this Agreement are for convenience of reference only. They will not limit or extend the meaning of any provision of this Agreement, and will not be relevant in interpreting any provision of this Agreement.

15.8 NO PUBLICATION. Neither party may publicize or disclose to any third party, without the written consent of the other party, the terms of this Agreement. Without limiting the generality of the foregoing sentence, no press releases relating to this Agreement may be made without the mutual written consent of the parties.

15.9 SEVERABILITY. If any provision in this Agreement is held invalid or unenforceable by a body of competent jurisdiction, such provision will be construed, limited or, if necessary, severed to the extent necessary to eliminate such invalidity or unenforceability. The parties agree to negotiate in good faith a valid, enforceable substitute provision that most nearly effects the parties' original intent in entering into this Agreement or to provide an equitable adjustment in the event no such provision can be added. The other provisions of this Agreement will remain in full force and effect.

15.10 ENTIRE AGREEMENT. This Agreement together with the Collaboration Agreement comprise the entire understanding between the parties with respect to its subject matters and supersedes any previous communications, representations, or agreements, whether oral or written. For purposes of construction, this Agreement will be deemed to have been drafted by both parties and no draft (or any differences between drafts and this Agreement) shall be utilized in any manner, including as evidence by the parties intent or the interpretation of this Agreement. No modification of this Agreement (including any Exhibit) or any Order will be binding on either party unless in writing and signed by an authorized representative of each party.

*MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

15.11 DISPUTE RESOLUTION. Disputes between the parties shall be subject to the dispute resolution provisions of the Collaboration Agreement.

15.12 GOVERNING LAW. This Agreement and all questions, claims, disputes, remedies or procedural matters shall be interpreted in accordance with and governed exclusively by the laws of the State of California, U.S.A., without regard to the principles of conflicts of law.

APPROVED AND AGREED TO:

AGILENT TECHNOLOGIES, INC.             ROSETTA INPHARMATICS, INC.


By: /s/ William Buffington             By: /s/ Stephen Friend
    -------------------------              -------------------------
      William Buffington                      Stephen Friend
      General Manager                         President

*MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

                                    EXHIBIT A

                 ARRAY PRODUCTS; PART NUMBERS; PRICING SCHEDULE


-------------------------------------------------------------------------------------------------------------
Part Number             Description           Timeframe            Volume                Price per array
-------------------------------------------------------------------------------------------------------------
[***]                   [***]                 [***]                [***]                 [***]
----------------------------------------------         ------------------------------------------------------

*MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

                                   EXHIBIT B

                        ARRAY LEAD TIMES IN CALENDAR DAYS

Table 1: Lead Times:

---------------------------------------------------------------------------------------------------
                             MANUFACTURING
PART TYPE                    TECHNOLOGY USED           INITIAL ORDER              SUBSEQUENT ORDERS

---------------------------------------------------------------------------------------------------
Custom                       [***]                      [***]                      [***]
---------------------------------------------------------------------------------------------------
                             [***]                      [***]                      [***]
---------------------------------------------------------------------------------------------------
Kanban                       [***]                      [***]                      [***]
---------------------------------------------------------------------------------------------------
                             [***]                      [***]                      [***]
---------------------------------------------------------------------------------------------------

     Lead Times associated with Array Products never before ordered by Rosetta shall be as mutually agreed in good faith between the parties.


Table 2: List of Custom Parts:

----------------------------
PART NUMBER
----------------------------
[***]
----------------------------

----------------------------


Table 3: List of Kanban Parts: (None identified as of the Effective Date)

-----------------------------------------------------------------------------------------------------------
PART NUMBER                    [***]                   MINIMUM DAYS OF SUPPLY     ROSETTA PURCHASE
                                                       AT AGILENT                 TIMEFRAME
-----------------------------------------------------------------------------------------------------------
                                                       [***]                      [***]
-----------------------------------------------------------------------------------------------------------

*MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

                                    EXHIBIT C

                ARRAY PRODUCT GEOMETRIC SPECIFICATIONS FOR [***]

These specifications are intended solely for constraints on chip production QC with regard to this Supply Agreement. The actual scanned and printed area on a [***]

*MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

                                    EXHIBIT D

                % FORECAST/ORDER FLEXIBILITY & BASELINE FORECAST

TABLE 1. % FORECAST/ORDER FLEXIBILITY

                  MONTHS FROM DATE OF FORECAST

   For
 Forecast
 Provided
  During
                    +1    +2    +3     +4    +5      +6     +7     +8     +9     +10    +11    +12
                  ------------------------------------------------------------------------------------
2H'00       +%     [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
            -%     [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]

1H'01       +%     [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
            -%     [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]

2H'01       +%     [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
            -%     [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]

2H'00 means July 1, 2000 through December 31, 2000 1H'01 means January 1, 2001 through June 30, 2001 2H'01 means July 1, 2001 through the end of the term

TABLE 2. ROSETTA BASELINE FORECAST


           2000
           JUL     AUG         SEPT       OCT        NOV       DEC
           --------------------------------------------------------
           [***]   [***]        [***]     [***]      [***]     [***]



       2001
       JAN     FEB       MAR       APR         MAY     JUN        JUL     AUG         SEPT       OCT        NOV       DEC
       -------------------------------------------------------------------------------------------------------------------
       [***]   [***]      [***]     [***]      [***]     [***]    [***]   [***]        [***]     [***]      [***]     [***]


       2002
       JAN     FEB       MAR       APR         MAY     JUN        JUL     AUG         SEPT       OCT        NOV       DEC
       -------------------------------------------------------------------------------------------------------------------
       [***]   [***]      [***]     [***]      [***]     [***]    [***]   [***]        [***]     [***]      [***]     [***]


TABLE 2A. ROSETTA BASELINE FORECAST IN THE EVENT OF A FINANCING EVENT


           2000
           JUL     AUG         SEPT       OCT        NOV       DEC
           --------------------------------------------------------
           [***]   [***]        [***]     [***]      [***]     [***]



       2001
       JAN     FEB       MAR       APR         MAY     JUN        JUL     AUG         SEPT       OCT        NOV       DEC
       -------------------------------------------------------------------------------------------------------------------
       [***]   [***]      [***]     [***]      [***]     [***]    [***]   [***]        [***]     [***]      [***]     [***]


       2002
       JAN     FEB       MAR       APR         MAY     JUN        JUL     AUG         SEPT       OCT        NOV       DEC
       -------------------------------------------------------------------------------------------------------------------
       [***]   [***]      [***]     [***]      [***]     [***]    [***]   [***]        [***]     [***]      [***]     [***]


Order flexibility for Rosetta will be derived by applying the appropriate upside or downside percentage in Table 1. against the baseline forecast volume in Table 2 or Table 2A, as the case may be. The result is the maximum or minimum order volume over the following [***] from the given monthly forecast. The intent of the flexibility matrix is to allow month to month variability and longer term capacity increases or decreases to Rosetta. The process is intended to prevent compounding of forecasts up or down over time.

Table 2. Rosetta baseline forecast will contain a minimum [***] forward projection of the current demand and capacity estimates for Rosetta and Agilent, respectively. Changes to Table 2. may be made by mutual agreement between Rosetta and Agilent on a semi-annual basis at a performance review meeting. The only changes reviewed on a semi-annual basis are those in months [***] following the date of the review meeting.

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SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

Table 2A. Upon consummation of a Financing Event, Table 2A will represent Rosetta's baseline forecast, which forecast is subject to adjustments made in accordance with Section 3.3(d). Additional changes to Table 2A may be made by mutual agreement between Rosetta and Agilent on a semi-annual basis at a performance review meeting. The only changes reviewed on a semi-annual basis are those in months [***] following the date of the review meeting.

*MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

                                    EXHIBIT E

                  AGILENT'S BIOSCIENCE PRODUCTS QA/QC STRATEGY

1) Bioscience Products (BSP) Quality System
   [***]

2) Document Control and Process Control
   [***]

3) Quality Control and Sampling Frequency
   [***]

4) Resource Planning and Equipment Qualification
   [***]

5) Material Review Board
   [***]

6) Qualification of Agilent/BSP Array Manufacturing Process
   [***]

Outline of Agilent's Bioscience Products Quality System

1. Income Materials
   [***]

2. In process Controls
   [***]

3. Equipment and Preventative Maintenance
   [***]

4. Inspection and Testing
   [***]

5. Storage, packaging, labeling of work in progress
   [***]


*MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

                                EXHIBIT E, CONT.

6. Storage, packaging, labeling and shipment of finished goods
   [***]

7. Personnel
   [***]

8. Documentation
   [***]

9. Quality Assurance
   [***]

10. Customer Relations
    [***]


                                     [***]

*MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

                                EXHIBIT E, CONT.

               BIOSCIENCE PRODUCTS QUALITY SYSTEM - PROCEDURE LIST

-------------------------------------------------------------------------------
Site wide Procedures                              Document ID
  [***]                                             [***]
-------------------------------------------------------------------------------
Manufacturing
  [***]
-------------------------------------------------------------------------------
Quality Assurance/Regulatory/Customer Support
  [***]



                                      -33-


*MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

                                    EXHIBIT F

                 AGILENT BSP QUALITY PLAN - ROSETTA INPHARMATICS

            (TO BE MUTUALLY AGREED AND THEN ADDED TO THIS AGREEMENT)

*MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

                                    EXHIBIT G

           [***] Summary Acceptance Criteria [***]

---------------------------------------------------------------------------------------------------------
                               METRIC                                  QUANTITY             UNIT
---------------------------------------------------------------------------------------------------------
[***]                          [***]                                   [***]                [***]

Assumptions:
    [***]

*MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

                                    EXHIBIT H

                          [***]

                                      [***]

*MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.